Exhibit 10.10

Equity-Related Plans

Assignment and Assumption Deed

THIS DEED OF ASSIGNMENT AND ASSUMPTION dated as of January 4, 2016, between ARRIS Group, Inc., a Delaware corporation (“Old ARRIS”), and ARRIS International plc, a public limited company incorporated under the laws of England and Wales (“New ARRIS”), is effective as of the effectiveness of the merger of Archie U.S. Merger LLC, a Delaware limited liability company, with and into Old ARRIS.

WHEREAS, as part of the combination of Old ARRIS and, Pace plc, a public limited company incorporated under the laws of England and Wales, New ARRIS was formed to own the combined businesses and Old ARRIS common shares were converted into New ARRIS ordinary shares; and

WHEREAS, as a result of such conversion, New ARRIS shares are the subject of the various equity-related benefit plans of Old ARRIS, and, as a result, New ARRIS and Old ARRIS have concluded that it is advisable for New ARRIS to assume such equity-based benefit plans.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Old ARRIS and New ARRIS agree as follows:

1. Old ARRIS hereby assigns to New ARRIS, and New ARRIS hereby assumes, the equity-related benefit plans listed below (the “Plans”), each as amended and restated as of the date hereof:

2011 Stock Incentive Plan

2008 Stock Incentive Plan

2007 Stock Incentive Plan

2004 Stock Incentive Plan

2001 Stock Incentive Plan

2007 Equity Incentive Plan (BigBand Networks)

Employee Stock Purchase Plan

2. From and after the foregoing assignment, Old ARRIS shall be fully relieved of any further obligations under the Plans, and New ARRIS shall indemnify and hold Old ARRIS harmless for any and all liabilities thereunder.

IN WITNESS WHEREOF, this Deed has been executed by ARRIS Group, Inc. and ARRIS International plc and is intended to be and is hereby delivered on the date first before written.

Executed as a deed by ARRIS International plc acting by Robert Stanzione, a  director:

/s/ Robert J. Stanzione

Director

in the presence of:

/s/ Patrick Macken

SIGNATURE OF WITNESS

NAME OF WITNESS: Patrick Macken

ADDRESS OF WITNESS: 3871 Lakefield Drive, Suwanee GA 30024

OCCUPATION OF WITNESS: General Counsel

Executed as a deed by ARRIS Group, Inc.acting by Robert J. Stanzione, a director:

/s/ Robert J. Stanzione

Director

in the presence of:

/s/ Patrick Macken

SIGNATURE OF WITNESS

NAME OF WITNESS: Patrick Macken

ADDRESS OF WITNESS: 3871 Lakefield Drive, Suwanee GA 30024

OCCUPATION OF WITNESS: General Counsel

[SIGNATURE PAGE TO ASSUMPTION AGREEMENT REGARDING AMENDED EQUITY PLANS]